Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other current receivables [abstract]
Trade and other receivables
6.
Trade and other receivables

	December 31, 2025	December 31, 2024
Trade receivables, net of expected credit loss	859,017	893,659
Other receivables	22,415	33,995
	881,432	927,654

The Group’s exposure to credit and currency risks related to trade and other receivables is disclosed in note 25 a) and d).

Trade receivables as at December 31, 2025 include $28.6 million of in-transit revenue balances (December 31, 2024 – $31.5 million). Due to the short-term nature of the transportation and logistics services provided by the Group, these services are expected to be completed within the week following the year-end.